Filed Pursuant to 497 (d)
                         Registration File No.:  02-66015

                      PROSPECTUS SUPPLEMENT
                      DATED MAY 19, 1999

This Prospectus Supplement dated May 19, 1999 modifies the Prospectus for the Series of The PaineWebber Municipal Bond Fund, The PaineWebber Municipal Bond Trust, The PaineWebber Corporate Bond Trust, The PaineWebber Pathfinders Trust, The PaineWebber Federal Government Trust or The PaineWebber Equity Trust attached hereto.

Commencing May 19, 1999, the Exchange Option offered under the caption "Public Offering of Units - Exchange Option" will, until further notice from the Sponsor, be modified as follows:
      "Unitholders may elect to exchange any or all of their Units for Units of The PaineWebber Equity Trust, Growth Stock Series 22, or any other PaineWebber Exchange Trust subject to a deferred sales charge (the
"Deferred Sales Charge Units"). The Exchange Option will permit the exchange of Units for any Deferred Sales Charge Units at their then-current net asset value , with no Initial Sales Charge imposed. Units acquired through the Exchange Option will continue to be subject to the deferred sales charge installments remaining on the Deferred Sales
Charge Units so acquired. Unitholders interested in exercising the Exchange Option should read the current prospectus or prospectuses relating to the Deferred Sales Charge Units to ascertain what, if any, deferred sales charge installments remain on such Units."

Commencing May 19, 1999, the Conversion Option offered under the caption "Public Offering of Units - Conversion Option" will, until further notice from the Sponsor, be modified as follows:
      "Owners of Conversion Units will be permitted to use the cash proceeds received from the sale or redemption of those Units to acquire Deferred Sales Charge Units at their then-current net asset value, with no Initial Sales Charge imposed. Deferred Sales Charge Units acquired through the Conversion Option will continue to be subject to the deferred sales charge installments remaining on those Units so acquired."

All other terms and provisions set forth under the heading "Public Offering of Units" will remain unchanged.